                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant | |

Filed by a Party other than the Registrant |X|

Check the appropriate box:

          | | Preliminary Proxy Statement

          | | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          | | Definitive Proxy Statement

          |X| Definitive Additional Materials

          | | Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                       PEMBRIDGE VALUE OPPORTUNITY FUND LP
                        PEMBRIDGE CAPITAL MANAGEMENT LLC
                       CRESCENDO PARTNERS II L.P. SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                             CRESCENDO ADVISORS LLC
                                 ERIC ROSENFELD
                                 TIMOTHY E. BROG
                                  ARNAUD AJDLER
                                  JOHN J. JONES
                           TOPPS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

          |X| No fee required.

          | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
              0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying  value of transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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          | | Fee paid previously with preliminary materials:

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          | | Check box if any part of the fee is offset as provided by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

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          (2) Form, Schedule or Registration Statement No.:

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          (3) Filing Party:

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          (4) Date Filed:

                                       -2-

     On June 23,  2006,  the  Topps  Full  Value  Committee  (the  "Committee"),
together  with the other  participants  (as defined  below),  made a  definitive filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of director nominees and certain business proposals at the 2006 annual meeting of  stockholders  scheduled  to be held July 28, 2006 (the "2006  Annual
Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company").

     Item 1: On July 21, 2006, the Committee issued the following press release:

FOR IMMEDIATE RELEASE

Friday, July 21, 2006

        GLASS, LEWIS & CO. IS THE THIRD PROXY ADVISORY FIRM TO RECOMMEND
         THAT INVESTORS VOTE FOR THE ENTIRE TOPPS FULL VALUE COMMITTEE
                               SLATE OF DIRECTORS

      JOINS ISS AND PROXY GOVERNANCE, INC. IN RECOMMENDING VOTE FOR ALL OF
                      TOPPS FULL VALUE COMMITTEE'S NOMINEES

New York, NY, July 21, 2006 - The Topps Full Value  Committee (the  "Committee")
announced  today  that  Glass,  Lewis & Co.  (Glass  Lewis),  a highly  regarded independent  proxy advisory firm, has recommended that stockholders of The Topps
Company,  Inc. (NASDAQ - TOPP) vote FOR the Committee's entire slate of director nominees at Topps'  Annual  Meeting  scheduled to be held on July 28, 2006.  The recommendation  by Glass  Lewis  to  support  the  Committee's  entire  slate of nominees  makes it the third  independent  proxy advisor to give full support to the Committee.  Earlier this week, Institutional  Shareholder Services (ISS) and
PROXY Governance, Inc. recommended that their institutional clients vote for all of the Committee's director nominees.

In its  analysis,  Glass Lewis  concluded,  "We are most troubled by the board's failure  to take  action to the  benefit  of  shareholders.  The Topps  board of directors has presided over an extended period of poor operating performance and we note that its compensation practices are egregious.  Further, we are troubled regarding the  governance  structure of the board which may  contribute to, what is, in our opinion, a lack of oversight on the board."

Glass Lewis agreed with the Committee's  belief that  compensation to management is excessive and not tied to the  operating  performance  of the Company.  Glass
Lewis stated,  "Reviewing the  compensation  history of Topps, we agree with the

                                      -3-

Committee's  assertion  that Topps'  executives  have been  highly  compensated.
Specifically,  we note that  management  received  a D grade in the Glass  Lewis
Pay-for-Performance model in two of the last three years (2004 and 2006)."

Timothy Brog,  President of Pembridge Capital  Management,  said, "The unanimous support from ISS, PROXY  Governance and now Glass Lewis sends a clear message to all Topps'  stockholders that IT IS TIME FOR A CHANGE.  What pleases me the most is that each one of these proxy advisory firms  recommended  that investors vote for all THREE of our highly qualified nominees."

Eric Rosenfeld,  President of Crescendo stated, "We are extremely delighted with the Glass Lewis  recommendation  and for the fact that every  independent  proxy advisory  firm that  issued a report has advised  its  institutional  clients to support  our  nominees.  I urge  all  stockholders  to  follow  the  INDEPENDENT recommendations  by Glass Lewis, ISS and PROXY Governance,  Inc. and to vote FOR all THREE of our highly qualified director nominees on the GOLD proxy card."

Topps Full Value  Committee  urges all  stockholders  to vote for Timothy  Brog,
Arnaud  Ajdler and John J. Jones as soon as  possible  by signing and mailing in their GOLD proxy card and  discarding the WHITE proxy card mailed by the current
Board of Topps.  For more  information,  shareholders  can call  Timothy Brog at
(212) 557-6150 or the Company's proxy solicitor,  D.F. King & Co. Inc. toll-free at (800) 628-8532.

                            IT IS TIME FOR A CHANGE!

                                    * * * * *

Contacts:

Timothy Brog
Pembridge Value Opportunity Fund LP
(212) 557-6150

Eric Rosenfeld
Crescendo Partners II L.P, Series Y
(212) 319-7676

     CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THE TOPPS FULL VALUE COMMITTEE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
("SEC") ON JUNE 23, 2006 A DEFINITIVE  PROXY  STATEMENT  AND  ACCOMPANYING  GOLD
PROXY  CARD,  TO BE USED TO  SOLICIT  VOTES  FOR THE  ELECTION  OF ITS  SLATE OF

                                      -4-

DIRECTOR  NOMINEES  AND CERTAIN  BUSINESS  PROPOSALS  FOR USE AT THE 2006 ANNUAL
MEETING. THE COMMITTEE STRONGLY ADVISES ALL TOPPS STOCKHOLDERS TO READ THE PROXY
STATEMENTS  AND OTHER PROXY  MATERIALS  AS THEY BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS  WILL BE ABLE TO OBTAIN  FREE COPIES OF THE PROXY  STATEMENT  FILED
WITH THE SEC BY THE TOPPS FULL VALUE COMMITTEE THROUGH THE WEBSITE MAINTAINED BY
THE SEC AT  WWW.SEC.GOV.  IN  ADDITION,  INVESTORS  WILL BE ABLE TO OBTAIN  FREE
COPIES OF THE PROXY  STATEMENT FROM THE TOPPS FULL VALUE COMMITTEE BY CONTACTING
TIMOTHY BROG,  PEMBRIDGE  CAPITAL,  708 THIRD  AVENUE,  NEW YORK, NY 10017 OR BY
CALLING D.F. KING & CO., INC. AT (800) 628-8532.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE PEMBRIDGE VALUE OPPORTUNITY FUND
LP, A DELAWARE LIMITED PARTNERSHIP, PEMBRIDGE CAPITAL MANAGEMENT LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  TIMOTHY E. BROG, CRESCENDO PARTNERS II, L.P., SERIES
Y, A DELAWARE  LIMITED  PARTNERSHIP,  CRESCENDO  INVESTMENTS II, LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  CRESCENDO ADVISORS LLC, A DELAWARE LIMITED LIABILITY
COMPANY, ERIC ROSENFELD, ARNAUD AJDLER AND JOHN J. JONES.
INFORMATION  CONCERNING THE PARTICIPANTS AND THEIR INTERESTS IN THE SOLICITATION
IS SET FORTH IN THE PROXY STATEMENT FILED WITH THE SEC.

                                      -5-